Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of ADVENTRX Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian M. Culley, principal executive officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2009	/s/ Brian M. Culley
Brian M. Culley
Chief Business Officer and Senior Vice President (Principal Executive Officer)

In connection with the Quarterly Report of ADVENTRX Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick L. Keran, principal financial and accounting officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2009	/s/ Patrick L. Keran
Patrick L. Keran
General Counsel, Secretary and Vice President, Legal (Principal Financial and Accounting Officer)

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